Exhibit 10.2

AMENDMENT NO. 1 TO THE

STAAR SURGICAL COMPANY

AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

This Amendment No. 1 (the “Amendment”) to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (the “Plan”) is adopted by the Board of Directors (“Board”) of STAAR Surgical Company, a Delaware corporation (the “Company”) on March 28, 2024. This Amendment will become effective upon approval by the Company’s shareholders at the Company’s 2024 annual meeting of shareholders.

WHEREAS, the Plan was last approved by the Company’s shareholders on June 15, 2023.

WHEREAS, the Board desires to amend the Plan, subject to approval of the Company’s shareholders, to increase the number of shares of Company common stock available for issuance thereunder; and

WHEREAS, if the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 3.1(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 22,805,000. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by two Shares for each Share delivered in settlement of any Full Value Award granted on or after the Effective Date.”

2. Except as expressly set forth in this Amendment, all other terms and conditions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of STAAR Surgical Company on March 28, 2024.

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I hereby certify that the foregoing Amendment was approved by the stockholders of STAAR Surgical Company on June 20, 2024.

Executed on this 20th day of June 2024.

/s/ Nathaniel B. Sisitsky

Corporate Secretary